Other Income (Expense), Net (Details) - Schedule of Other Income (Expense), Net	12 Months Ended
	Sep. 30, 2023 USD ($)	Sep. 30, 2022 USD ($)	Sep. 30, 2022 CNY (¥)	Sep. 30, 2021 USD ($)
Schedule of Other Income (Expense), Net [Abstract]
Government grants	$ 373,032	$ 355,925		$ 1,190,882
Dividend income	250,096	420,596	¥ 2,756,250	433,735
Rental income	85,437
Bad debt recovery	(430,708)	564,283		153,676
Other net miscellaneous income (expenses)	(6,814)	57,369		170,234
Total	$ 701,751	$ 1,398,173		$ 1,948,527